UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 21, 2009
Greenville Federal Financial Corporation

(Exact name of registrant as specified in its charter)

United States	000-51668	20-3742295

(State or other jurisdiction	(Commission	( IRS Employer
of incorporation)	File Number)	Identification No.)

690 Wagner Avenue, Greenville, Ohio	45331

(Address of principal executive offices)	(Zip Code)
937-548-4158

(Registrant’s telephone number, including area code)
No Change

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 21, 2009, the Board of Directors of Greenville Federal Financial Corporation (“GFFC”) amended the Greenville Federal Financial Corporation Federal Stock Subsidiary Holding Company Bylaws to eliminate Article III, Section 4, in its entirety, effective upon adoption of the amendment by the Board of Directors. Article III, Section 4, provided that each director of GFFC must at all times be the beneficial owner of at least 100 shares of capital stock of GFFC, unless GFFC is a wholly owned subsidiary of a holding company. The remaining sections of Article III were renumbered to reflect the deletion of Section 4.
     Attached at Exhibit 3.1 is a copy of GFFC’s Bylaws as amended.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
3.1	Greenville Federal Financial Corporation Federal Stock Subsidiary Holding Company Bylaws (As Amended on April 21, 2009)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENVILLE FEDERAL FINANCIAL CORPORATION
Date: April 24, 2009	By:	/s/ Susan J. Allread
Susan J. Allread
Chief Financial Officer, Treasurer, Vice President and Secretary

INDEX TO EXHIBITS

Exhibit 3.1	Greenville Federal Financial Corporation Federal Stock Subsidiary Holding Company Bylaws (As Amended on April 21, 2009) (included herewith)